Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Xedar Corporation (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the accompanying quarterly report on Form 10-Q of the Company for the quarter ended June 30, 2008 (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2008	By:	/s/ Steven M. Bragg
Steven M. Bragg Chief Financial Officer Xedar Corporation